Exhibit 99.3

Investor Presentation– Spin-off of Post-Acute / SNF Portfolio and Planned Acquisition of Ardent

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although Ventas believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such factors include, but are not limited to: uncertainties as to the completion and timing of the spin-off, the failure to satisfy any conditions to complete the spin-off, the expected tax treatment of the spin-off, the inability to obtain certain third party consents required to transfer certain properties, the impact of the spin-off on the businesses of Ventas and SpinCo, uncertainties as to the completion and timing of the acquisition of Ardent Medical Services, Inc. (“Ardent Health Services”), the inability to separate and sell the hospital operations of Ardent Health Services on terms acceptable to Ventas or at all; the failure to satisfy any conditions to completion of the Ardent Health Services acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement for Ardent Health Services or any other agreement relating to the transactions; the risk that the expected benefits of the transactions, including financial results, may not be fully realized or may take longer to realize than expected; risks related to disruption of management’s attention from ongoing business operations due to the proposed transactions; the effect of the announcement of the proposed transactions on Ventas’s or Ardent Health Services’ relationships with their respective customers, tenants and lenders, on their operating results and on their businesses generally. Other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements made in this presentation are described in Ventas’s most recent Annual Report on Form 10-K filed with the SEC. Ventas assumes no obligation to update these statements except as is required by law.

Ventas—Significant Strategic Transactions Spin-Off of Post Acute / SNF Portfolio Acquisition of Ardent Spin-off most of its post-acute and SNF portfolio Creates two focused companies with distinct strategies Two companies with strong growth Two experienced management teams ~$1.4 billion investment (net) in U.S. Acute Care Hospital Real Estate $0.08 - $0.10 per share (cash) per annum accretive investment in high-quality assets Scalable platform to grow in $1 trillion revenue Hospitals segment Long-term triple-net leases with initial cash yield >7% (expected) Top 10 for-profit hospital operator Tangible Examples of Ventas Capital Allocation Excellence

Compelling Ventas Investment Thesis Ventas Positioned to Deliver Outstanding Financial and Operating Results Highest % Private Pay: 83% Dividend Increase — >10% Projected at Spin Best Dividend Payout Ratio Among Big 3 — Provides Significant Room for Growth Highly Experienced Management Team Strong Relationships with Top Operators >83% of Senior Housing, Hospital and Post-Acute Portfolio NOI from Top 20 Industry Operators Affiliated properties defined as on-campus or off-campus assets with significant hospital sponsorship. Financial Strength, Advantaged Capital Structure Best MOB Platform/Franchise >90% On-Campus or Affiliated(1) >87% NOI from Investment Grade Systems and HCA Top Quality SHOP Portfolio Excellent Markets with Strong Growth Potential Diverse Business Model with Scale Including New Strategic Segments — Acute Care Hospitals Leading Post-Acute Q-Mix of >78% Increased NOI and FFO per share expected growth rates

Transactions Enhance Ventas Growth Rate and Segment Diversification Ventas (Pre-Ardent & Spin-Off) PF Ventas (Post-Ardent & Spin-Off) International International Loan & Other Loan & Other Specialty Hospitals Seniors Housing NNN Seniors Housing NNN Specialty Hospitals Hospital Asset Mix(1) NOI % NOI % MOBs MOBs Seniors Housing Operating Seniors Housing Operating SNFs SNFs 2015 NOI(2) $2.1bn $1.9bn 2015 FFO(3) $1.6bn $1.3bn (7) 9.0% FFO Growth(4) 8.2% Comparable NOI Growth(4) 4.3% 3.9% Net Debt / EBITDA (5) 5.9x 5.9x (6) (7) TTM NNN Occupancy 82.7% 85.1% (1) (2) (3) Excludes Canadian SHOP assets from SHOP (included in international). Q4 annualized NOI pro forma for January acquisitions. 2015 pre-Ardent and separation per Ventas guidance issued February 13, 2015. Based on Same Store Cash NOI and FFO growth from 2013 – 2014. (5) Pre-separation: Based on year-end 2014 balance sheet and Q4 annualized pro forma EBITDA. Post-separation: Estimated 2015 year-end annualized data. Based on Q3 2014 occupancy as reported in the Q4 2014 quarter earnings release, pro forma for year-to-date acquisitions. Excludes Ardent. (6) 5 (4) (7)

Ventas Growing with Leading Tenants and Operators % Total VTR NOI (2) Top 20 Operating Partners in the Industry Post-Acute Care Seniors Housing 11% 58% % Segment NOI From Top 20 Ranked Operators >95% ~80% Medical Office 20% ~70%(1) Hospitals 7% 100% Includes only Lillibridge and Pacific Medical Buildings. Segments shown exclude Other and Loan Income.

Spin-Off Transaction Overview and Introduction to SpinCo

Spin-Off Transaction Overview Mission: To own stable, quality NNN post-acute/SNF and other healthcare assets primarily operated by diversified mix of regional and local care providers that effectively serve their markets and grow through acquisitions and redevelopment Will consist of 355 properties and will be one of only two pure-play, publicly traded SNF REITs Expected beginning annualized run-rate NOI of $315 - $320mm SpinCo PF Ventas PF Ventas will focus on its strategy of investing in high-quality private pay and select healthcare assets, primarily operated by leading providers in the U.S. and abroad PF Ventas will use cash from the new debt raised by SpinCo for debt paydown No change expected to PF Ventas’s credit rating or related outlook Continuity of PF Ventas CEO and management Transaction Description Ventas has announced its plan to spin-off most of its post-acute / SNF portfolio to a new REIT Spin-off distribution intended to qualify as tax-free for U.S. federal income tax purposes Spin-off expected to be completed in second half of 2015 Pro forma annualized dividend of the combined entities expected to increase at least 10%

SpinCo Positioned for Success SpinCo has Strong Growth Profile While Benefiting from Strategic Advantages Delivering Strong Cash Flows and Growth to Drive Shareholder Value Dedicated and experienced management team to implement and execute growth strategy SpinCo will have all the tools to pursue external growth and redevelopment Provides investors with a pure-play opportunity in post-acute / SNF assets Large, diversified NNN portfolio 44 diverse customers SpinCo positioned as a separate company to focus and grow its business Creates a company with a strong balance sheet, equity currency and independent access to capital Highly fragmented market in which SpinCo can capitalize and consolidate Benign reimbursement environment with favorable demographics SpinCo will be well-positioned to compete with targeted capital allocation strategy

SpinCo’s Competitive Strengths Experienced in sector, REITs One of two pure-play REITs in the space Strong Ventas heritage Diversified portfolio Rent escalators provide internal growth Reimbursement environment is benign Quality care providers who efficiently serve their markets Large and fragmented market and demographics provide ample growth opportunity Low leverage balance sheet Strong equity currency for compensation and acquisitions Well-Positioned for External Growth Dedicated Management Team Growing Cash Flow SpinCo

11 (1) (2) (3) (4) Triple-Net Lease Structure with a Diversified Operator Mix and Growing Rent Based on NOI. Excludes future acquisitions; pro forma for 2015 year-to-date acquisitions Per existing share. Coverage based on projected EBITDARM divided by expected run-rate rent. $0.53 - $0.55 Dividend (3) > No Tenant >10% NOI, except SCC at 12% > Q-mix: 51% 4.5x Net Debt / EBITDA > Weighted average remaining lease term of 10 years $240 - $245mm (2) 2015 FFO > Escalators: 2.3% $315 - $320mm > EBITDARM Coverage: >1.8x(4) (2) 2015 NOI Operating Overview Key Financial Metrics SNFs 2019 2018 2017 2016 2015 0.2% 0.7% 0.9% 1.8% 2.7% Specialty Hospitals Loans / Other Seniors Housing NNN Limited lease expirations through 2019 Lease Expiration Schedule (% of NOI) Asset Mix (1) Financial Highlights SpinCo

SpinCo Portfolio Highlights SpinCo is One of Two Large Public SNF-Focused REITs Large National Footprint Well-Advantaged to Capitalize on Favorable Industry Dynamics Nursing Home Hospital Senior Housing Operates in 37 States 355 Properties 44 Operators p:\presentation center\maps\ventas\us map\locations

SpinCo Management, Board and Timeline Board of Directors Douglas Crocker II will serve as non-executive Chairman (sole overlap with PF Ventas) Committed to best practices in corporate governance; building on Ventas legacy Independent executive management team dedicated to SpinCo SpinCo will have ~20 corporate employees Executive management will consist of current Ventas executives with experience and knowledge of the industry, assets and customers: CEO: Raymond J. Lewis EVP, CFO: Lori B. Wittman EVP, General Counsel: Kristen M. Benson EVP, COO: Timothy A. Doman PF Ventas to provide certain support functions on a transitional basis for up to 2 years Management Transaction Timing SpinCo intends to file initial Form 10 information statement with SEC in April 2015 Target completion in second half of 2015

SpinCo Investment Highlights Per existing share. Diversified Portfolio by Operator, Geography Enhancing Shareholder Value with Transparency and Strong, Growth-Focused Management Team Strong Balance Sheet, Access to Capital Markets 4.5x Net Debt to EBITDA Well-Positioned to Capitalize on External Growth Opportunities Portfolio Primed for Internal Growth Rents at Market with Escalators Built-in Industry Dynamics Provide Strong Tailwind Reimbursement Stable, Large Fragmented Market Ripe for Consolidation / External Growth Opportunities Dividend of $0.53 - $0.55 Attractive Dividend Yield Experienced, Focused Management Team Strong Ventas Heritage Pure-Play in Post-Acute / SNF Assets Only Two Pure-Play SNF REITs (1)

Ardent Acquisition Overview

Ardent Transaction Overview Financial Overview Transaction Description Ventas to acquire Ardent Health Services (“AHS”) for $1.75 billion Concurrently, (a) Ventas would separate hospital operations (Ardent) from the real estate; (b) Ardent and Ventas will enter into long-term triple-net leases; and (c) Ventas will acquire a minority partner’s stake in one of the health systems for additional consideration Expected ~$1.4 billion net Ventas real estate investment Up to 9.9% Ventas investment in Ardent, with management and other equity sources constituting the balance Target closing date mid-year 2015 AHS's highly regarded management team will continue to manage Ardent and have significant ownership to align interests Ardent scalable for future growth with the ability to drive operational and structural enhancements in a highly fragmented sector with Ventas acting as a stable capital partner Ardent Management Structure & Alignment >7% initial expected cash yield $0.08 - $0.10 per share (cash) expected full year accretion 2.5% annual escalators 2.9x rent coverage Investing in leading top-ten hospital system with best-in-class management team and future growth opportunities in $1 trillion revenue hospital system Opportunity to invest in future acquisitions and expansions

# Acquisition of Ardent Real Estate Assets

***Long-Term Stable Cash Flows with Excellent Coverage and Embedded Growth***

- ☑ Fee simple ownership (no purchase options)
- ☑ Long-term master leases
- ☑ ≥7% initial expected lease yield
- ☑ 2.9x initial cash coverage[1]
- ☑ 2.5% annual rent escalators

***Hillcrest HealthCare System***
***Tulsa, OK***




> 4 hospital facilities with 994 total beds
> 29% Market Share
> Low unemployment of 3.5%
> High commercial payor mix
> Significant growth in elderly population

***BSA Health System***
***Amarillo, TX***




> 1 hospital facilities with 445 total beds
> 52% Market Share
> Market leader in nearly all service lines
> State budget surplus
> Relationships with 1,000+ providers

***Lovelace Health System***
***Albuquerque, NM***




> 5 hospital facilities with 606 total beds
> 25% Market Share
> Medicaid expansion
> State budget surplus
> Increasing commercial payor mix

(1) Based on post-closing year 1 EBITDARM and expected rent.

17

Ardent Overview Top performing health systems in three key markets Top 10 For-Profit U.S. Hospital Operator with over 10,000 employees Highly experienced and well-regarded management team with proven track record $2 billion revenues Over 50% private pay revenue (commercial payors) High-quality hospitals Increasing volumes Decreasing bad debt Ability to leverage operating platform to continue to drive down expenses Positioned to continue to gain market share Strong relationships with payors and providers Business Highlights

# Hospital Sector Opportunity

**_Continued Growth in U.S. Hospital Expenditures_**
**_Coupled with Increasing Emergency Room Visits_**

**_Increasing U.S. Hospital Expenditures_**



(US$bn)
2,000
1,500
1,000
500
0
CAGR 6%
882
960
1,068
1,199
1,361
1,542
2012
2014
2016
2018
2020
2022

**_Increasing ER Visits_**



Visits (mm)
140
130
120
110
100
CAGR 2%
112.6
118.4
123.0
127.2
133.2
136.3
2004
2006
2008
2010
2012
2014

**_Growing Population 65 and Over_**



Population (mm)
100
75
50
25
0
43
56
73
80
84
92
14%
17%
20%
21%
21%
22%
30
25
20
15
10
(%)
2012
2020
2030
2040
2050
2060
65+ Population
65+ as % of Total Population

**_Strong Performance in the Hospital Sector_**[1]

**_Q4 2014 Same Store Adjusted Admissions Growth_**



+5.1%

**_MedPac Recommended Rate Increase for FY 2016_**



+3.25%

**_Q4 2014 Bad Debt Expense Improving_**



318 BPS

Source: CMS, American Hospital Association Annual Survey data and U.S. Census Bureau.
(1) Represents publicly reported year-over-year data for HCA, Tenet Health, Community Health Systems, LifePoint Hospitals, and Universal Health Services (where available).

19

Ardent Investment Highlights Strategic Acquisition in New Segment in Platform Built for Future Growth Significant Future Growth Opportunity in $1 Trillion Revenue U.S. Hospital Market with Minimal REIT Ownership Unique Consolidation Opportunity with Top-Ten For-Profit Hospital Operator Ventas Opportunity to Invest in Future Growth Immediately Accretive Transaction Initial Annual Accretion of $0.08 - $0.10 per share (cash) on a Leverage Neutral Basis Strong Alignment with Highly Experienced Management Team Successful Track Record of Identifying and Integrating Hospital Acquisitions Excellent Macro Trends in the Hospital Sector Including Affordable Care Act and 25 million Expected Additional Insured Lives, Demographics and Strengthening Economy Continued Diversification of Ventas NOI Providing Growth in Cash Flow and Dividend with Strong Balance Sheet and Low Payout Ratio Long-Term Consistent Growing Cash Flow with Strong Coverage and Sector Fundamentals

Summary

Taking Ventas to the Next Level of Excellence PF Ventas Positioned to Deliver Outstanding Financial and Operating Results Spin-Off of Post-Acute / SNF Portfolio Enhanced strategic focus at PF Ventas Improved FFO and NOI growth rate Increased NOI contribution from private pay assets and leading operators Maintain scale, diversification and strong balance sheet Superior dividend growth >10% Acquisition of Ardent Strategic acquisition in attractive and large U.S. Hospitals segment Aligned platform built for future growth Accretive High-quality assets and top-ten operator Both Strategic Transactions Will Serve to Solidify PF Ventas’s Leading Position

Appendix

SpinCo Process Overview Distribution Process Distribution of SpinCo common shares via a special distribution to Ventas shareholders in an expected 1:4 ratio Following the distribution, Ventas shareholders will own shares in both PF Ventas and SpinCo The number of PF Ventas shares owned by each shareholder will not change as a result of this distribution Conditions Precedent Declaration by SEC that SpinCo’s registration statement is effective Filing and approval of SpinCo listing application by NYSE Final approval and declaration of the distribution by Ventas’s Board of Directors Other customary conditions Transaction Timing SpinCo intends to file initial Form 10 information statement with SEC in April 2015 Target completion in second half of 2015 SpinCo REIT Status / Tax Considerations Intended to qualify as tax-free to Ventas shareholders for U.S. federal income tax purposes SpinCo intends to elect to be treated as a REIT for U.S. federal income tax purposes

Attractive Industry Fundamentals Supporting SpinCo

SNF Represents ~$120 billion Market with ~15% Public Ownership

$ in billions



Not for Profit Owned, $32, 26%
Private, for Profit Owned, $69, 56%
Public REIT Owned, $19, 16%
Public Operator Owned, $2, 2%

Growing Population Driving Need for SNF Services

Population Age 85+



MMs
20
15
10
5
0
4
6
7
10
15
21
1.5%
2.0%
2.2%
2.6%
3.9%
5.0%
2000A
2010E
2020E
2030E
2040E
2050E
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
85+ Population
% of Total Population

SNF Reimbursement Growing

~4% Medicare / Medicaid CAGR vs. 2.5% Inflation

Average Rate Per Day



$600
$450
$300
$150
$0
$276 $287 $312 $325 $301 $336 $349 $363 $385 $408 $432 $454 $505 $469 $478
$108 $109 $118 $124 $129 $142 $145 $150 $156 $164 $172 $174 $176 $179
1999
2001
2003
2005
2007
2009
2011E
2013E
Average SNF Medicare Rate Per Day
Average SNF Medicaid Rate Per Day

Decreasing SNF Supply in a Large and Growing Market

Skilled Nursing Homes



16,380
16,163
16,032
15,923
15,857
15,763
15,702
15,646
15,675
15,652
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Number of Nursing Homes by Year: United States, 2003-2012

Source: AHCA, U.S. Census Bureau, Eljay LLC and CMS data.

25

Strong Hospital Sector Performance (1) +105.6% +173.6% +47.5% Hospital Stocks Have Outperformed the S&P as a Result of Increase in Insured Lives (ACA), Improved U.S. Employment Data and Demographic Trends 3-Year Indexed Stock Price Performance Equity Analyst Perspectives Acute Care Reimbursement FY 2015 market basket increase of 2.9% MedPac recommended increase of 3.25% for FY 2016 “4Q was characterized by ACA-driven payor mix improvements & strong SS volumes, leading to 8% SS revenue growth – the best result in a decade. Margins continue to improve, increasing 230bps y/y” “Hospital survey suggests that Feb inpatient admits were up 1.3% on a calendar adjusted basis (vs up 0.9% in Jan) The Feb results represent the strongest inpatient admit report since July 2011” (1) Public hospital index includes CYH, HCA, LPNT, THC and UHS. 3/26/2012 12/24/2012 9/24/2013 6/25/2014 3/26/2015 50 100 150 200 250 300 Public Hospital Index S&P 500 S&P North American Health Care Sector

Non-GAAP Financial Measures This presentation includes forward-looking statements regarding estimated non-GAAP financial measures of initial year NOI and FFO for SpinCo, and certain NOI and FFO metrics for Ventas following the anticipated spin-off, based upon the assets currently expected to be owned by Ventas and SpinCo following the spin-off and the Ardent Health Services acquisition. NOI is a supplemental non-GAAP financial measure that aids in the assessment of unlevered property-level operating results. The most directly comparable GAAP measure is net income. NOI is defined as total revenues, less interest and other income, and, with respect to Ventas, property-level operating expenses and medical office building services costs (in each case including amounts in discontinued operations). Cash receipts may differ due to straight line recognition of certain rental income and the application of other GAAP policies. Ventas uses the National Association of Real Estate Investment Trusts (“NAREIT”) definition of FFO. The most directly comparable GAAP measure is net income. NAREIT defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, including gain on re-measurement of equity method investments, and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Ventas believes that NOI and FFO are helpful to investors, analysts and management because they are widely recognized measures of the performance of equity REITs and provide a relevant basis for comparison of Ventas’s operating results with the operating results of other real estate companies and between periods on a consistent basis. The non-GAAP financial measures in this presentation may not be comparable to those reported by other real estate companies due to the fact that all real estate companies do not use the same definitions. These non-GAAP financial measures should not be considered as alternatives to net income as indicators of operating performance or as alternatives to cash flows from operating activities as indicators of liquidity, nor are they necessarily indicative of sufficient cash flow to fund capital needs. Because certain terms of the spin-off have not yet been determined, including as to the balance sheet of SpinCo, it is not reasonably possible at this time to provide a comparable forward-looking estimation of initial year net income for SpinCo or a reconciliation to the estimated NOI and FFO figures included in this presentation. Historical GAAP financial information for Ventas is included in its most recent Annual Report on Form 10-K filed with SEC, and historical GAAP financial information for SpinCo will be included in the Form 10 registration statement relating to the spin-off.